SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2008
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 18, 2008 Otter Tail Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc. (collectively, the “Underwriters”), relating to the issuance and sale of 4,500,000 of the Company’s common shares, $5 par value per share (the “Initial Securities”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 675,000 of its common shares for the purpose of covering overallotments, if any (the “Option Securities” and together with the Initial Securities, the “Securities”). On September 22, 2008, the Underwriters exercised in full their option to purchase the Option Securities. The sale of the Securities, which is subject to customary closing conditions, is expected to close on September 24, 2008.
     The Securities were offered at a public offering price of $30.00 per share, with net proceeds before expenses to the Company of $28.9125 per share. The net proceeds to the Company from the offering, after payment of estimated offering expenses, of approximately $149,222,188 (including the net proceeds from the exercise in full of the Underwriters’ overallotment option), will be used to finance Otter Tail Power Company’s construction of the Ashtabula Wind Center in Barnes County, North Dakota, the expansion of the wind tower manufacturing facilities of DMI Industries, Inc. in Tulsa, Oklahoma, and West Fargo, North Dakota, and to fund working capital needs of the Company’s other businesses.
     The Securities will be issued pursuant to the prospectus supplement filed September 19, 2008, in connection with the Registration Statement on Form S-3, Registration No. 333-116206, as amended (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits to the Registration Statement are being filed with this Current Report on Form 8-K.
1.1	Purchase Agreement, dated as of September 18, 2008, by and among Otter Tail Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc.

5.1	Opinion of Dorsey & Whitney LLP

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION
Date: September 24, 2008

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

1.1	Purchase Agreement, dated as of September 18, 2008, by and among Otter Tail Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wells Fargo Securities, LLC and KeyBanc Capital Markets Inc.

5.1	Opinion of Dorsey & Whitney LLP

4